UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

ROCKET LAB CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	39-2182599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street
Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 714 465-5737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Company’s (as defined below) common stock, $0.0001 par value (“Common Stock”), issued in connection with the Acquisition (as defined below) was issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Regulation D thereunder, as a transaction by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On April 14, 2026, Rocket Lab Corporation (the “Company”) issued a press release announcing the closing of the previously announced acquisition (the “Acquisition”) of Mynaric AG, a stock corporation (Aktiengesellschaft) incorporated under the laws of the Federal Republic of Germany (“Mynaric”). A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01 and in Exhibit 99.1 is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing of the registrant under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Items.

On April 14, 2026, the Company completed the acquisition of all of the issued and outstanding ordinary shares of Mynaric pursuant to the Stock Purchase Agreement dated September 25, 2025 (together with the ancillary documents thereto and as amended, the “Purchase Agreement”), by and among the Company, Rocket Lab USA, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Buyer”), OC III LVS LIII LP, a Delaware limited partnership (“OC III”) and CO Finance II LVS I LLC, a Delaware limited liability company (“COF II” and together with OC III, the “Sellers”).

The Company paid an aggregate consideration value of $155.3 million at the closing of the Acquisition, consisting of a nominal cash payment and 2,277,002 shares of the Company’s Common Stock, of which 109,943 shares of Company Common Stock were deposited in an indemnity escrow. The closing consideration was primary based on a base purchase price of $75 million plus additional investments made by the Sellers in Mynaric prior to closing with a corresponding reduction in the attainable earnout consideration under the Purchase Agreement, including amounts to be held in escrow in connection therewith. Subject to post-closing purchase price adjustments, the Sellers are no longer eligible for further earnout payments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Rocket Lab Corporation, dated April 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB CORPORATION

Date:	April 14, 2026	By:	/s/ Adam Spice
Adam Spice Chief Financial Officer